Provision For Environmental Rehabilitation	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Provision For Environmental Rehabilitation
20. PROVISION FOR ENVIRONMENTAL REHABILITATION

	2019	2018
Beginning balance at January 1	97,914	107,874
Change in estimates	(31,644)	(12,374)
Accretion	1,577	2,305
Settlements	(1,409)	-
Foreign exchange differences	(65)	109
Ending balance at December 31	66,373	97,914
The PER represents the present value of estimated costs of legal and constructive obligations required to retire an asset, including decommissioning and other site restoration activities. The majority of these expenditures occur after the end of the life of the related operation. For the Gibraltar Mine, it is anticipated that these costs will be incurred over a period of at least 100 years beyond the end of the current mine life based on known reserves.
The decrease in the PER during 2019 is primarily due to changes in management’s estimated closure costs for Gibraltar and the risk-free discount rates applied against the obligation. There was $4,682 added for the estimated closure cost of the Florence Copper Project’s production test facility operation.
As at December 31, 2019, the PER was calculated on a present value basis for closure costs to be incurred in the first 30 years using a nominal risk-free discount rate of 1.93% (2018 – 2.18%) based on the 30 year overnight index swap (OIS) rate. For discounting annual closure cashflows beyond 30 years, a risk free yield curve was extrapolated from the implied OIS swap rate for liquid, investment grade corporate bonds with durations between 50 to 100 years. A nominal risk free rate of up to 3.05% was utilized in 2019 (2018 - 2.18%) for discounting closure costs up to 100 years from the estimated date of site closure for Gibraltar, based on current reserves. An inflation rate of 1.42% (2018 – 1.70%) was applied in deriving nominal cash flow estimates
During 2017, the Company submitted an updated decommissioning cost report for the Gibraltar Mine to the BC Ministry of Energy, Mines and Petroleum Resources as a requirement to maintain its permits in good standing. The underlying cost assumptions supporting the 2017 decommissioning report reflect management’s best estimate for closure costs and were incorporated into the PER. Estimates are reviewed regularly and there have been adjustments to the amount and timing of cash flows as a result of updated information. Assumptions are based on the current economic environment, but actual rehabilitation costs will ultimately depend upon future market prices for the necessary decommissioning work required, which will reflect market conditions at the relevant time. Furthermore, the timing of rehabilitation will depend on when the mine ceases production which, in turn, will depend on future mineral reserves, metal prices, operating conditions and many other factors which are inherently uncertain.
The Company has provided letters of credit, surety bonds and deposits held in trust to the regulatory authorities for its share of reclamation obligations (Note 13). Security for reclamation obligations is returned once the site is reclaimed to a satisfactory level and there are no ongoing monitoring or maintenance requirements.